PARKER SCHWARTZ PLLC
7310 N. 16th Street, Suite 330
Phoenix, Arizona 85020
Edwin P. Lee - AZ Bar No. 004846
email: nlee@psazlaw.com
Jared G. Parker - AZ Bar No. 006428
email: jparker@psazlaw.com
Attorneys for Debtor in Possession

UNITED STATES BANKRUPTCY COURT
IN AND FOR THE DISTRICT OF ARIZONA

In re: **ECOTALITY, INC.** Debtor	In Proceedings Under Chapter 11 Case No. - 2:13-bk-16127-RJH **AMENDED BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**

ECOtality, Inc., Debtor in Possession herein, by and through counsel, submits for filing the attached Amended Business and Industry Monthly Operating Report for the month of November, 2013.

Dated: January 23, 2014

PARKER SCHWARTZ, PLLC

/s/ EL004846

____
Attorney for ECOtality, Inc.
Debtor in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.) CASE NO. 2:13-BK-16127 (RJH)

BUSINESS AND INDUSTRY
MONTHLY OPERATING REPORT

MONTH OF November 30, 2013

DATE PETITION FILED: 9/16/2013

Debtor)

TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: _______In process of liquidating assets, minimal operations at this time.___________

DATE DISCLOSURE STATEMENT FILED ___________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ___________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

_______________________ ______________
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE

Susie Herrmann, CFO ______________
PRINTED NAME OF RESPONSIBLE PARTY DATE

PREPARER:

_______________________ ______________
ORIGINAL SIGNATURE OF PREPARER TITLE

_______________________ ______________
PRINTED NAME OF PREPARER DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (RJH)

CURRENT MONTH"S
RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS															
	Operating	Savings	Payroll-FSA	Payroll	Lloyds TSB	BofA - Collateral	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Merrill Lynch Investment	Petty Cash	Wells Fargo	Innergy Operating	Innergy Payroll	Innergy Incoming Wires	Total
	# 1311	# 0819	# 1770	# 2026	# 0434	# 8468	# 4411	# 4424	# 4602	#7005		# 1500	# 6103	# 6116	# 6129	
Balance at Beginning of Period	3,330,259.44	6.38	4,787.26	6,371.87	971.27	-	124,000.00	10,000.00	30,000.00	258.32	151.72	-	127,288.56	386.46	29,963.55	3,664,444.83
RECEIPTS																
Cash Sales													55,803.55			55,803.55
Accounts Receivable																-
Loans and Advances																-
Sale of Assets	55,000.00															55,000.00
Transfers from Other DIP Accounts				69,500.00												69,500.00
COBRA reimbursement	15,443.95															15,443.95
Reimburse Payroll Retention																-
Interest Income																-
Other - Income Tax Receivable	500.00															500.00
																-
TOTAL RECEIPTS	70,943.95	-	-	69,500.00	-	-	-	-	-	-		-	55,803.55	-	-	196,247.50
DISBURSEMENTS																
Business - Ordinary Operations	75,989.18										0.55		10,211.40			86,201.13
Business - Labor Expenses	32,136.98		2,347.34	64,008.85												98,493.17
Capitol Improvements																-
Pre-Petition Debt																-
Transfers to Other DIP Accounts	69,500.00															69,500.00
Other (attach list)																-
																-
																-
Reorganization Expenses:																-
Attorney Fees	10,036.83															10,036.83
Accountant Fees																-
Other Professional Fees	116,565.93															116,565.93
U. S. Trustee Quarterly Fee	1,625.00				971.27											2,596.27
Court Costs																-
																-
TOTAL DISBURSEMENTS	305,852.92	-	2,347.34	64,008.85	971.27	-	-	-	-	-	0.55	-	10,211.40	-	-	383,392.33
Balance at End of Month	3,095,350.47	6.38	2,439.92	11,863.02	-	-	124,000.00	10,000.00	30,000.00	258.32	151.17	-	172,880.71	386.46	29,963.55	3,477,300.00

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	383,392.33
Less: Transfers to Other DIP Accounts	(69,500.00)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	313,892.33

Case Number: 2:13-BK-16127 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	111,414.00	981,865.21	193,253.00
Less: Returns & Discounts	-	-	-
Net Revenue	111,414.00	981,865.21	193,253.00
COST OF GOODS SOLD			
Material	57,687.06	336,430.33	74,281.19
Direct Labor	7,047.53	66,874.99	12,353.97
Direct Overhead (attach detail)	-	0.00	-
Total Cost of Goods Sold	64,734.59	403,305.32	86,635.16
GROSS PROFIT	46,679.41	578,559.89	106,617.84
OPERATING EXPENSES			
Officer/Insider Compensation	28,986.04	1,211,062.14	163,970.99
Selling & Marketing (attach detail)	-	-	-
General & Administrative (attach detail)	234,981.49	5,429,334.61	1,081,903.63
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	263,967.53	6,640,396.75	1,245,874.62
Income Before Non-operating Income and Expense	(217,288.12)	(6,061,836.86)	(1,139,256.78)
OTHER INCOME & (EXPENSE)			
Other Income (attach list)	-	(23,045.19)	37.78
Other Expense (attach list)	-	(133,500.99)	8,940.23
Interest Expense	(1,093.75)	(296,765.80)	(73,212.58)
Depreciation/Depletion	(112.94)	(48,651.53)	(5,719.82)
Amortization	-	(18,750.00)	(2,083.33)
Net Other Income & Expense	(1,206.69)	(520,713.51)	(72,037.72)
Income Before Reorganization Expense	(218,494.81)	(6,582,550.37)	(1,211,294.50)
REORGANIZATION EXPENSES			
Professional Fees	366,258.05	2,893,072.81	1,894,284.45
U.S. Trustee Fees	-	1,625.00	1,625.00
Other - Impairment Loss	-	8,270,805.86	8,270,805.86
Total Reorganization Expenses	366,258.05	11,165,503.67	10,166,715.31
Income Tax	-	42,227.05	-
NET PROFIT OR (LOSS)	(584,752.86)	(17,790,281.09)	(11,378,009.81)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
General and Administrative Expenses
November 30, 2013

OPERATING EXPENSES	Current Month	Year to Date	Total SInce Filing
General & Administrative (attach detail)			
Accounting Services	850.00	544,022.94	1,700.00
Business Insurance	39,164.19	385,223.12	92,869.71
Dues & Subscriptions	482.08	32,480.62	2,441.57
Investor Relations	-	95,233.07	-
Legal Fees	1,853.00	432,245.87	4,220.03
License & Permits	378.00	3,329.75	378.00
Marketing (including conferences, website maint & URL)		224,998.90	549.75
Miscellaneous Expenses	10,242.95	161,628.71	22,724.66
Office Expenses (supplies, postage)	1,097.78	40,348.11	3,419.13
Parking		13,278.63	30.00
Payroll Expenses	97,218.90	3,154,437.98	255,652.67
Equity Compensation	34,476.19	399,897.82	(18,358.79)
Less: Officer Compensation	(39,230.76)	(1,092,042.36)	(157,703.20)
Professional Fees (including equity based prof. fees)	84,023.89	1,537,707.87	893,012.18
Property Taxes	501.05	7,242.84	1,395.56
Public Relations	4,375.00	236,645.45	11,875.00
Rent	(1,124.51)	122,987.21	19,960.46
Tax Penalties & Interest		5,654.52	4,530.85
Travel & Entertainement		242,983.98	1,194.56
Utilities (water, electric, internet, phone)	673.73	55,770.27	4,919.57
Allocate Marketing costs to subsidiary	-	(878,619.10)	(25,174.12)
Allocate IT costs to subsidiary	-	(296,121.59)	(37,733.96)
	234,981.49	5,429,334.61	1,081,903.63

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Income
November 30, 2013

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Income (attach list)			
Interest Income	-	3,251.27	37.78
Miscellaneous Income	-	500.00	-
Gain(loss) Equity Method Investment	-	(27,892.41)	-
Gain(loss) Disposal of Assets	-	1,095.95	-
	-	(23,045.19)	37.78

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Expense
November 30, 2013

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	(133,500.99)	8,940.23
	-	(133,500.99)	8,940.23

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending November 30, 2013
Case Number: 2:13-BK-16127 (RJH)

	Current Period	Prior Period
Current assets:		
Unrestricted Cash	3,313,300	3,500,445
Restricted Cash	164,000	164,000
Receivables, net	75,279	3,190
Taxes Receivable	28,911	29,411
Due from Insider(s)	-	-
Inventory	11,188	66,971
Prepaid & other assets	1,091,939	1,132,248
Assets Held for Sale	189,758	189,871
Total current assets	4,874,375	5,086,136
Property & equipment:	-	-
Less: accum depr	-	-
Net property & equipment	-	-
Other assets:		
Intercompany Receivable (attach list)	86,165,137	86,166,936
Investment in Collaboratev	22,108	22,108
Total other assets	86,187,245	86,189,044
Total assets	91,061,620	91,275,180
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	1,994,093.78	102,835
Accrued Taxes	-	-
Accrued Payroll	19,840.32	19,411
Accrued Legal	387,743.55	1,204,109
Intercompany Payable (attach list)	28,689	11,671
Accrued liabilities (attach list)	44,367	796,330
Total post-petition liabilities	2,474,733	2,134,357
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (attach list)	982,226	982,226
Other (attach list)	1,070,518	1,074,492
	-	
Total Pre-Petition Liabilities	7,240,244	7,244,218
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	-	
Total Pre-Petition Equity	92,761,316	92,761,317
	-	
Post-Petition Cumulative Profit(Loss)	(11,378,009.81)	(10,793,257)
Direct Changes to Equity (Employee Stock & Option Vesting)	(36,663)	(71,454)
Total equity	81,346,643.18	81,896,605.46
Total liabilities & equity	91,061,620	91,275,180

Case Number: 2:13-BK-16127 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	(262,296.59)	(262,296.59)
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(982,226.08)	(982,226.08)
Post Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	(28,688.72)	(11,671.17)
Due to Portable Energy de Mexico, SA.DEC.V	-	-
Total Post Petition Payable	(28,688.72)	(11,671.17)
Pre and Post Petition Inter Company Receivable		
Due To Electric Transportation Engineering Corp	82,112,956.66	82,063,414.00
Due To Ecotality Stores, Inc.	4,034,005.86	4,089,005.86
Due to Ecotality Asia Pacific Limited	15,216.38	13,781.16
Due to Portable Energy de Mexico, SA.DEC.V	2,958.28	734.92
Total Post Petition Receviable	86,165,137.18	86,166,935.94

Total Inter Company Receivables / (Payables)	Current Period	Prior Period
Due To Electric Transportation Engineering Corp	82,112,956.66	82,063,414.00
Due To Ecotality Stores, Inc.	3,743,020.55	3,815,038.10
Due to Ecotality Asia Pacific Limited	15,216.38	13,781.16
Due to Portable Energy de Mexico, SA.DEC.V	(716,971.21)	(719,194.57)
TOTAL Inter Company	85,154,222.38	85,173,038.69

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Accrued Liabilities

November 30, 2013

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	3,281.25	2,187.50
Accrued Utilities	1,943.97	300.00
Accrued BOD Fees	-	19,222.84
Accrued Professional Fees	39,141.65	282,153.70
Accrued Bankruptcy Sales Fees	-	490,347.83
Misc. Accrual	-	2,118.55
	44,366.87	796,330.42

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Pre-Petition Liabilities

November 30, 2013

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	625,845.26	625,845.26
Accrued Payroll	100,770.10	100,770.10
Accrued Legal	19,941.30	19,941.30
Accrued Interest	52,604.17	52,604.17
Accrued Rent	3,577.60	3,577.60
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	43,472.83
Misc. Accruals	7,131.34	7,131.34
	1,070,517.71	1,074,491.59

Case Number: 2:13-BK-16127 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	75,279.43	75,279.43		-
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	75,279.43	75,279.43	-	-

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		66,971.34
Plus: Purchases		-
Less: Cost of Goods Sold		(55,783.31)
Ending Inventory	-	11,188.03

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	1,994,093.78	1,956,153.71	36,281.36	1,658.71	-
Taxes Payable	-				
Notes Payable	-				
Professional Fees Payable	421,919.97	421,919.97	-		
Secured Debt	-				
Other (attach list)	58,719.49	44,860.82	13,858.67		
Total Post-Petition Liabilities	2,474,733.24	2,422,934.50	50,140.03	1,658.71	-

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	25,000.00	80,997.84
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	14,230.76	38,861.89
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		39,230.76	163,974.03

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	971.27	8,288.67
Kurtzman Carson Consultants, LLC	9/19/2013	NA	26,218.10	26,218.10
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	10,035.83	10,035.83
Armando Moreno Ibarra	9/30/2013	Up to $20K per month or $120K ttl	1,475.00	1,475.00
Total Payments to Professionals			38,700.20	46,017.60

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Accounts Payable
November 30, 2013

	1 - 30	31 - 60	61 - 90	> 90	TOTAL
LIT Industrial Limited Partner	3,815.80	-	-		3,815.80
Digital - The Fruth Group	190.77	-	-		190.77
UPS Supply Chain Solutions, Inc.	24.00	-	-		24.00
Arrowhead	15.00	-	-		15.00
LIT Industrial Limited Partner	-	1,704.42	-		1,704.42
Underwriters Laboratories Inc.	-	505.00	-		505.00
San Diego Gas & Electric	-	309.10	-		309.10
Staples	-	249.18	-		249.18
Armando Moreno-Ibarra	-	225.00	-		225.00
COX Business	-	218.40	-		218.40
Pitney Bowes Global Financial Services	-	213.27	-		213.27
Canon Financial Service, Inc	-	201.83	-		201.83
Everclear Window Cleaning & Services	-	175.00	-		175.00
Everclear Window Cleaning & Services	-	140.00	-		140.00
LIT Industrial Limited Partner	-	122.75	-		122.75
Canon Financial Service, Inc	-	108.81	-		108.81
UPS Supply Chain Solutions, Inc.	-	98.04	-		98.04
Canon Financial Service, Inc	-	93.02	-		93.02
Arrowhead	-	68.26	-		68.26
Allied Storage Containers, Inc.	-	54.72	-		54.72
Everclear Window Cleaning & Services	-	52.50	-		52.50
Fedex	-	31.50	-		31.50
UPS Supply Chain Solutions, Inc.	-	23.52	-		23.52
UPS Supply Chain Solutions, Inc.	-	16.45	-		16.45
UPS Supply Chain Solutions, Inc.	-	10.18	-		10.18
UPS Supply Chain Solutions, Inc.	-	1.41	-		1.41
Bustamante Escandon Y Pareyon SC	-	-	1,360.00		1,360.00
Sanyo Customs Brokerage, Inc.	-	-	252.00		252.00
Arrowhead	-	-	46.71		46.71
ABM	-	562.50	-	-	562.50
ADP	4,430.68	-	-	-	4,430.68
Akin Gump Strauss Hauer & Feld LLP	1,065,104.60	-	-	-	1,065,104.60
Antena Group LLC	-	15,000.00	-	-	15,000.00
Aprea & Micheli, Inc.	3,125.00	-	-	-	3,125.00
Arrowhead	15.00	-	-	-	15.00
Benesch Friendlander Coplan & Aronoff LLP	638.00	-	-	-	638.00
Bryan Cave LLP	137.43	-	-	-	137.43
Corporate Stock Transfer	336.01	-	-	-	336.01
Digital -The Fruth Group	387.94	-	-	-	387.94
Discovery Benefit Claim Fund	10.00	-	-	-	10.00
Discovery Benefits	53.90	-	-	-	53.90
FTI Consulting	679,688.54	-	-	-	679,688.54
Hartman Titus PLC	7,928.00	-	-	-	7,928.00
Jennings,Strouss & Salmon, PLC	68,893.86	-	-	-	68,893.86
Kurtzman Carson Consultants LLC	30,528.44	-	-	-	30,528.44
M2M One	880.00	-	-	-	880.00
Merrill Communications	2,539.61	-	-	-	2,539.61
MR Copy (CCV Payments)	28.15	-	-	-	28.15
MT Data	231.00	346.50	-	-	577.50
Nair & Co	901.38	-	-	-	901.38
NASDAQ OMX	4,375.00	-	-	-	4,375.00
NRAI	708.75	-	-	-	708.75
Over The Wire	437.25	-	-		437.25
Parker Schwartz, PLLC	76,623.35	-	-		76,623.35
ScreenSpaces, Inc.	549.75	-	-		549.75
SRP	33.95	-	-		33.95
TPG The Placent Group, Inc.	-	15,750.00	-		15,750.00
Travelers-audit	2,265.00	-	-		2,265.00
tw telecom	307.55	-	-		307.55
Wendy L. Larchick PC	950.00	-	-		950.00
					-
TOTAL	**1,956,153.71**	**36,281.36**	**1,658.71**	**-**	**1,994,093.78**

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Post-Petition Liabilities
November 30, 2013

POST-PETITION LIABILITIES

Accrued Payroll	19,840.32
Accrued Interest	3,281.25
Accrued Utilities	1,944.21
Intercompany Payable	28,688.72
Misc. Accrual	4,964.99
	58,719.49

Case Number: 2:13-BK-16127 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 6

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
UnitedHealthCare - 626059	Medical, Dental & Vision	Month-to-Month	Monthly/Varies based on participants
UnitedHealthCare Speciality Benefits - 303571	Supp Life, ST & LT Disability	Month-to-Month	Monthly/Varies based on participants
Travelers - 4B08288 UB	Workers Comp	2/25/13 - 2/25/14	Monthly/$5,539.91
Travelers - 8106C868 CUP	Umbrella Policy	3/1/13 - 3/1/14	Monthly/$5,665.70
Travelers - 8106C868 630	Commerical Pkg	3/1/13 - 3/1/14	Monthly/$880.12
Travelers - 8106C868 810	Automobile	3/1/13 - 3/1/14	Monthly/$5,095.51
Indian Harbor Insurance - MTP003688901	Professional Liab	3/1/13 - 3/1/14	Annual/$15,064
Travelers Casualty - 105753436	Crime	3/1/13 - 3/1/14	Annual/$7,373
Federal Insurance Company - 82346606	Special Risk	3/1/13 - 3/1/14	Annual/$3,059
Travelers Prop & Cas. - ZOC15N2493213ND	Cargo	2/19/13 - 2/19/14	Annual/$9,500
Chubb & Son - 3760 1120 1542 001C	Excess Liability	3/1/13 - 3/1/14	QRTLY/$7,086.24
Liberty Mutual Group - DO4N717527005	D&O Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	D&O Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13

Account # 1311

Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
11/01/2013	ADP	Payroll processing fees	4,966.75
11/01/2013	ADP	401(k) processing fees	513.36
11/05/2013	ADP	Payroll Taxes	4,991.19
11/05/2013	ADP	Payroll Taxes	571.99
11/05/2013	ADP	Payroll Taxes	2,797.55
11/05/2013	Tellus Power, Inc.	Reimbursement for bankruptcy sale fees	20,971.26
11/06/2013	Transfer to Payroll Account	transfer to cover weekly payroll	20,000.00
11/07/2013	Lockton Insurance Brokers, LLC	Employment Practices insurance premium	26,193.00
11/08/2013	Nissan North America, Inc.	Reimbursement for bankruptcy sale fees	15,986.25
11/12/2013	Optum Health Financial	Employee HSA transfer	100.00
11/12/2013	ADP	Payroll Taxes	995.42
11/12/2013	ADP	Payroll Taxes	964.72
11/12/2013	ADP	Payroll Taxes	4,783.32
11/12/2013	Transfer to Payroll Account	transfer to cover weekly payroll	19,500.00
11/15/2013	Bank of America	monthly bank analysis fee	2,596.39
11/15/2013	Nissan North America, Inc.	Reimbursement for bankruptcy sale fees	53,390.32
11/20/2013	ADP	Payroll Taxes	881.70
11/20/2013	ADP	Payroll Taxes	273.53
11/20/2013	ADP	Payroll Taxes	4,854.75
11/20/2013	Transfer to Payroll Account	transfer to cover weekly payroll	15,000.00
11/27/2013	Transfer to Payroll Account	transfer to cover weekly payroll	15,000.00
11/27/2013	ADP	Payroll Taxes	4,387.48
11/27/2013	ADP	Payroll Taxes	881.70
11/27/2013	ADP	Payroll Taxes	273.52
11/27/2013	RDG Filings	EDGAR services	1,490.00
		Total Cash/Electronic Disbursements	222,364.20

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7266	11/07/2013	Wells Fargo Bank, N.A.	San Francisco office rent	9,391.67
7267	11/07/2013	tw telecom	internet services	925.87
7268	11/07/2013	Travelers	insurance installment	29,354.89
7269	11/07/2013	MR Copy (CCV Payments)	copier maintenance agreement	59.00
7270	11/07/2013	Merrill Communications	data room	4,552.28
7271	11/07/2013	Kurtzman Carson Consultants LLC	Bankruptcy consultants	26,218.10
7272	11/07/2013	Corporate Stock Transfer	stock transfer agent	53.29
Total checks listed on this page				70,555.10
Total checks listed on continuation pages				12,933.62

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	305,852.92

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL
CONTINUATION SHEET

Month: 11/30/13
Account # 1311
Bank Name Bank of America - Ecotality Operating

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7273	11/07/2013	Beverly Frye	employee exp reimb-postage & offic	221.62
7274	11/07/2013	Andrea Owens	employee exp reimb-postage	6.11
7275	11/07/2013	tw telecom	internet services	300.00
7276	11/07/2013	U.S. Trustee Payment Center	US Trustee fees VOID Check	0.00
7277	11/08/2013	Wendy L. Larchick PC	Co. Counsel - transition wind down	1,310.83
7278	11/08/2013	Paul A Gordon	employee expense reimbursement	85.00
7279	11/08/2013	U.S. Trustee Payment Center	US Trustee fees	1,625.00
7280	11/22/2013	Wendy L. Larchick PC	Co. Counsel - transition wind down	6,550.00
7281	11/22/2013	Discovery Benefits	employee benefits admin fee	137.20
7282	11/22/2013	City of Scottsdale - Utilities	utilities	48.58
7283	11/22/2013	Beverly Frye	employee exp reimb-postage & offic	117.95
7284	11/22/2013	Bank of America	Emp expense paid direct to cc	30.08
7285	11/22/2013	Andrea Owens	employee exp reimb-postage	51.25
7286	11/27/2013	Wendy L. Larchick PC	Co. Counsel - transition wind down	2,175.00
7287	11/27/2013	Bradley A. Martin	IT services	275.00

TOTAL DISBURSEMENTS - THIS PAGE	12,933.62

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13

Account # 1770

Bank Name Bank of America - Ecotality Payroll FSA

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
11/07/2013	Discovery Benefit Claim Fund	Employee FSA Withdrawal	151.95
11/13/2013	Discovery Benefit Claim Fund	Employee FSA Withdrawal	180.00
11/14/2013	Discovery Benefit Claim Fund	Employee FSA Withdrawal	461.77
11/20/2013	Discovery Benefit Claim Fund	Employee FSA Withdrawal	244.74
11/27/2013	Discovery Benefit Claim Fund	Employee FSA Withdrawal	1,308.88
		Total Cash/Electronic Disbursements	2,347.34

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	2,347.34

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13

Account # 2028

Bank Name Bank of America - Ecotality Payroll

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1179	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	1,580.82
1180	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	449.89
1181	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	797.74
1182	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	996.73
1183	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	1,192.74
1184	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	3,993.44
1185	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	2,359.19
1186	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	2,448.14
1187	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	1,198.43
1188	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	1,350.41
1189	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	814.25
1190	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	1,270.62
1191	11/06/2013	Employee	Pay Period 10/28/13 to 11/03/13	347.44
1192	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	2,462.02
1193	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	1,071.32
1194	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	1,450.13
1195	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	814.24
1196	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	862.38
1197	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	1,192.73
1198	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	4,106.80
1199	11/13/2013	Employee	Pay Period 11/04/13 to 11/10/13	2,359.18
1200	11/13/2013	Employee	Void check (check destroyed)	0.00
1201	11/20/2013	Employee	Pay Period 11/11/13 to 11/17/13	1,296.99
1202	11/20/2013	Employee	Pay Period 11/11/13 to 11/17/13	1,192.73
1203	11/20/2013	Employee	Pay Period 11/11/13 to 11/17/13	4,106.81
1204	11/20/2013	Employee	Pay Period 11/11/13 to 11/17/13	2,359.19
Total checks listed on this page				42,074.36
Total checks listed on continuation pages				21,934.49

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	64,008.85

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL
CONTINUATION SHEET

Month: 11/30/13
Account # 2028

Bank Name Bank of America - Ecotality Payroll

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1205	11/20/2013	Employee	VOID Check (check destroyed)	0.00
1206	11/20/2013	Employee	Pay Period 11/11/13 to 11/17/13	1,580.10
1207	11/20/2013	Employee	Pay Period 11/11/13 to 11/17/13	1,071.34
1208	11/20/2013	Employee	Pay Period 11/11/13 to 11/17/13	814.23
1209	11/25/2013	Employee	Reissue Void check PPE 11/10/13	2,448.14
1210	11/25/2013	Employee	Reissue Void check PPE 11/17/13	2,448.14
1211	11/27/2013	Employee	Pay Period 11/18/13 to 11/24/13	1,580.10
1212	11/27/2013	Employee	Pay Period 11/18/13 to 11/24/13	1,071.34
1213	11/27/2013	Employee	Pay Period 11/18/13 to 11/24/13	814.24
1214	11/27/2013	Employee	Pay Period 11/18/13 to 11/24/13	1,192.73
1215	11/27/2013	Employee	Pay Period 11/18/13 to 11/24/13	4,106.80
1216	11/27/2013	Employee	Pay Period 11/18/13 to 11/24/13	2,359.19
1217	11/27/2013	Employee	Pay Period 11/18/13 to 11/24/13	2,448.14

TOTAL DISBURSEMENTS - THIS PAGE	21,934.49

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13

Account # 0434

Bank Name Lloyds TSB (USD)

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
11/7/2013	Nair & Co	Prof. Svc-wind down Aust/Asia	971.27
		Total Cash/Electronic Disbursements	971.27

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	971.27

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13
Account # 8468
Bank Name Collateral

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13
Account #
Bank Name Petty Cash

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
11/6/2013	USPS	postage due on delivery	0.55
		Total Cash/Electronic Disbursements	0.55

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	0.55

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13

Account # 1500

Bank Name Wells Fargo

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
11/1/13	UPS Supply Chain Solutions, In	Freight	305.84
11/8/13	UPS Supply Chain Solutions, In	Equip fee (printer)	2.00
11/15/13	UPS Supply Chain Solutions, In	Equip fee (printer)	24.00
11/22/13	UPS Supply Chain Solutions, In	Equip fee (printer)	24.00
11/29/13	UPS Supply Chain Solutions, In	Equip fee (printer)	24.00
11/6/13	Sanyo Customs Brokerage, Inc.	Customs Broker Fees - Inventory for sales	807.00
11/20/13	Sanyo Customs Brokerage, Inc.	Customs Broker Fees - Inventory for sales	1,552.70
11/4/13	Bank Service Charge-Merchant Ser	Merchant Services Fees	480.12
11/12/13	Bank Service charge AMEX	Merchant Services Fees	425.16
11/29/13	Bank service charge-Merchant Serv	Merchant Services Fees	164.71
		Total Cash/Electronic Disbursements	3,809.53

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
4761	11/1/13	Allied Storage Containers, Inc	Temporary Storage	27.45
4762	11/1/13	Everclear Window Cleaning & Se	Building Cleaning	52.50
4763	11/1/13	LIT Industrial Limited Partner	Building Lease San Diego	3,815.81
4764	11/1/13	Armando Moreno-Ibarra	Mexico Payroll & Accounting	625.00
4765	11/1/13	Sanyo Customs Brokerage, Inc.	Customs Broker Fess	402.00
4766	11/22/13	Ed Andrysiak	Employee Exp Reimb-sales tax, equip fuel, inver	629.11
4767	11/22/13	Armando Moreno-Ibarra	Mexico Payroll & Accounting	850.00
Total checks listed on this page				6,401.87
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	10,211.40

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 11/30/13
Account # # 6116
Bank Name IPC Payrol

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-